FREEPORT-McMoRAN

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PT FREEPORT INDONESIA
Affiliate of Freeport-McMoRan

inalum

Conference Call on PT Freeport Indonesia Divestment & New Partnership with PT Inalum

Establishes Path Forward to Long-Term Stability in Indonesia

July 12, 2018


fcx.com
FCX LISTED NYSE
ICMM
International Council on Mining & Metals

Cautionary Statement Regarding Forward-Looking Statements

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This presentation contains forward-looking statements, which are all statements other than statements of historical facts such as expectations related to the pending transaction and pro forma proven and probable reserve estimates and mineralized material assuming completion of the pending transaction. The words "anticipates," "may," "can," "plans," "believes," "estimates," "expects," "projects," "targets," "intends," "likely," "will," "should," "to be," "potential" and any similar expressions are intended to identify those assertions as forward-looking statements. Freeport-McMoRan Inc. (FCX) cautions readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Important factors that can cause FCX's actual results to differ materially from those anticipated in the forward-looking statements include the outcome of the negotiation and documentation of definitive agreements, including the purchase and sale agreements, the extension and stability of PT Freeport Indonesia's (PT-FI) long-term mining rights through 2041 in a form acceptable to FCX and Indonesian state-owned enterprise PT Indonesia Asahan Aluminium (Inalum), a shareholders' agreement between FCX and Inalum providing for continuity of FCX's management of PT-FI's operations and addressing governance arrangements, resolution of environmental regulatory matters pending before Indonesia's Ministry of Environment and Forestry satisfactory to the Indonesian Government, FCX and Inalum, obtaining an extension of PT-FI's temporary IUPK after July 31, 2018, and other factors described in more detail under the heading "Risk Factors" in FCX's Annual Report on Form 10-K for the year ended December 31, 2017, filed with the U.S. Securities and Exchange Commission (SEC).

This presentation also includes forward-looking statements regarding mineralized material not included in proven and probable mineral reserves. Mineralized material is a mineralized body that has been delineated by appropriately spaced drilling and/or underground sampling to support the estimated tonnage and average metal grades. Such a deposit cannot qualify as recoverable proven and probable reserves until legal and economic feasibility are confirmed based upon a comprehensive evaluation of development costs, unit costs, grades, recoveries and other material factors. Accordingly, no assurances can be given that estimated mineralized material not included in reserves will become proven and probable reserves.

Investors are cautioned that many of the assumptions upon which FCX's forward-looking statements are based are likely to change after the forward-looking statements are made, including for example commodity prices, which FCX cannot control, production volumes and costs, some aspects of which FCX may not be able to control. Further, FCX may make changes to its business plans that could affect its results. FCX cautions investors that it does not intend to update forward-looking statements more frequently than quarterly notwithstanding any changes in its assumptions, changes in business plans, actual experience or other changes, and FCX undertakes no obligation to update any forward-looking statements.

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Heads of Agreement - Key Terms

- Inalum (PT Indonesia Asahan Aluminium), an Indonesian SOE, and Provincial/Local Government to Acquire:
  - Rio Tinto JV Interests for $3.5 Billion Cash
  - PT Indocopper Investama (PT-II) Shares Owned by FCX for $350 Million Cash
- Inalum to Contribute JV Interests to PT Freeport Indonesia (PT-FI) in Exchange for 40% of PT-FI
  - Subject to Agreement Between Shareholders to Replicate Rio Tinto JV Economics Through 2022
- Rio Tinto Will Forego in Favor of Freeport-McMoRan (FCX) Cash Received from JV from January 2018 Through Closing
- Government of Indonesia (GoI) to Grant Extension of PT-FI's Operations through 2041 with Legal and Fiscal Certainty
- PT-FI with FCX and Inalum as Shareholder to Construct Smelter Within Five Years of Extension
- Freeport to Provide Continuity in Management of PT-FI's Operations
- Subject to Negotiation and Documentation of Definitive Agreements & FCX Board Approval

3-Way "Win/Win/Win" Transaction

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PT-FI Restructuring

Current Structure


GoI
FCX
100%
100%
Inalum
PT-II
9.36%
81.28%
9.36%
PT-FI
100% of specified metal production + 60% after 2022
40% after specified metal produced *
JV
Rio Tinto

Effective Ownership Post 2022

FCX: 54.4%
GoI: 5.6%
Rio Tinto: 40.0%

* Current estimate YE 2022

New Structure


GoI, local government
Mechanism to replicate existing economics of Rio Tinto JV
Inalum SPV
FCX
51.2%
48.8%
PT-FI
PT-FI would hold 100% of Grasberg District

Effective Ownership Post 2022

FCX: 48.8%
GoI: 51.2%
Rio Tinto: 0.0%

Transaction Benefits

- **Establishes New Long-term Partnership between FCX and Government of Indonesia**
- **Long-Term Stability for Grasberg Operations**
- **Preserves FCX Share of Future Cash Flows and Net Asset Values; Non-Dilutive to FCX Shareholders**
- **Strong Alignment between Indonesian Government SOE and Papuan Government**
- **Positive for All Parties**

Path Toward Long-Term Stability

August 2017
- Framework Agreement Reached
- 4-Point Package Deal

Milestones
- Significant Progress on Fiscal Terms for Extension
- Substantial Completion of Due Diligence Activities

July 2018
- Divestment Terms Agreed Subject to Negotiation and Documentation of Definitive Agreements

Next Steps
- Definitive Sale and Purchase Agreements
- Definitive Shareholders' Agreement
  - Governance Arrangements
  - Mechanism to Replicate Rio Tinto Economics through 2022
- Extension/Stability of Operations in Legal Form Satisfactory to Freeport
- Resolution of Environmental Matters


FCX / JV Partner
51% Divestment @ FMV; Development of New Smelter
GoI
Extension of Long-Term Mining Rights with Fiscal and Legal Certainty

Closing Targeted 2H 2018

PT-FI Reserves & Mineralized Material

Estimated as of December 31, 2017

	As Reported		Pro Forma	
	Copper billion lbs	Gold million ozs	Copper billion lbs	Gold million ozs
Proven & Probable Reserves				
100% Basis	38.8	33.9	38.8	33.9
PT-FI Consolidated Basis	25.1	23.2	38.8	33.9
FCX Net Equity Interest	22.8	21.0	20.4	18.8
Mineralized Material *				
100% Basis	30.6	39.5	30.6	39.5
PT-FI Consolidated Basis	18.4	23.7	30.6	39.5
FCX Net Equity Interest	16.7	21.5	14.9	19.3

Transaction Will Expand PT-FI's Asset Base

NOTE: Reserves (payable) based on assumed prices of $2/lb Cu and $1,000/oz Au;
Mineralized material (contained) based on assumed prices of $2.20/lb Cu and $1,000/oz Au

* *Mineralized material is not included in reserves and will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material will become proven and probable reserves. See Cautionary Statement.*

Stable Environment for PT-FI Investments = Significant Benefits to Indonesia

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Past Investments	$14 Billion
Historical Direct Benefits to GoI	$18 Billion
Future Investments Over Life of Mine Through 2041	$15 - $20 Billion (including Smelter)
Future Direct Benefits to GoI Through 2041 *	~$60 Billion – Could be Higher with Higher Copper/Gold Prices

** Based on estimates of future taxes, royalties and dividends; assumes full development; based on pricing of $3/lb for copper and $1,200/oz for gold*
See Cautionary Statement.

Grasberg – World Class in Every Respect

- **Premier Mining Resource**
- **Substantial Proven Reserves**
- **High Volume, Low Cost Operator**
- **State of the Art Engineering, Infrastructure and Technology**
- **Significant Cash Flow Generator**
- **Important Contributor to Indonesian Economy**
- **Rigorous Environmental Management**

Promising Long-Term Future



Grasberg Open-Pit Mine



Underground Development



Mill Complex